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                                                                    EXHIBIT 23.2


                     OPINION OF PRICEWATERHOUSECOOPERS, LLP

                       CONSENT OF INDEPENDENT ACCOUNTANTS

       We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 7, 2000, which appears on pages 12-21 of the 1999 Annual Report to Shareholders of Hancock Fabrics, Inc. which is incorporated in the Hancock Fabrics, Inc.'s Annual Report on Form 10-K for the year ended January 30, 2000.


PricewaterhouseCoopers, LLP

December 27, 2000